Changes in Accounting Policies and Recent Accounting Pronouncements	12 Months Ended
Dec. 31, 2022
Changes in accounting policies and recent accounting pronouncements [Abstract]
Changes in accounting policies and recent accounting pronouncements

5. Changes in accounting policies and recent accounting pronouncements

The following are changes in accounting policies effective as of January 1, 2022:

(i)	Property, plant and equipment

Amendments to IAS 16 - Property, Plant and Equipment – Proceeds before Intended Use - The standard is amended to prohibit deducting from the cost of property, plant and equipment any proceeds from selling items produced while bringing that asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Instead, the Company recognizes the proceeds from selling such items, and the cost of producing those items, in profit or loss. The amendments to IAS 16 are effective for annual periods beginning on or after January 1, 2022, with early adoption permitted. The amendments apply retrospectively only to property, plant and equipment that are brought to the location and condition necessary for them to be capable of operating in the manner intended by management on or after the beginning of the earliest period presented in the financial statements in which the Company first applies the amendments. The Company adopted the standard effective January 1, 2022 and retrospectively recognized $0.2 million in proceeds and costs related to sales from the Relief Canyon Mine prior to its declaration of commercial production during fiscal 2021 (see Note 19 and 20).